Oppenheimer Holdings Inc. Investor Presentation

1 Safe Harbor Statement This presentation and other written or oral statements made from time to time by representatives of Oppenheimer Holdings Inc. (the “company”) may contain “forward‐looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward‐looking statements may relate to such matters as anticipated financial performance, future revenues or earnings, business prospects, new products or services, anticipated market performance and similar matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward‐looking statements. Forward‐looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on the company’s current beliefs, expectations and assumptions regarding the future of the company’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward‐looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the company’s control. The company cautions that a variety of factors could cause the company’s actual results to differ materially from the anticipated results or other expectations expressed in the company’s forwarding‐looking statements. These risks and uncertainties include, but are not limited to, those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10‐K for the year ended December 31, 2017 filed with the SEC on March 2, 2018 (the “2017 10‐K”). In addition, important factors that could cause actual results to differ materially from those in the forward‐looking statements include those factors discussed in Part II, “Item 7. Management’s Discussion & Analysis of Financial Condition and Results of Operations – Factors Affecting ‘Forward‐Looking Statements’” of the 2017 10‐K. Any forward‐looking statements herein are qualified in their entirety by reference to all such factors discussed in the 2017 10‐K and the company’s other SEC filings. There can be no assurance that the company has correctly or completely identified and assessed all of the factors affecting the company’s business. Therefore, you should not rely on any of these forward‐looking statements. Any forward‐looking statement made by the company in this presentation is based only on information currently available to the company and speaks only as of the date on which it is made. The company does not undertake any obligation to publicly update or revise any forward‐looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

2 Agenda 1. Company Overview 2. Business Segments 3. Financial Overview

1. Company Overview

4 Business Overview (1) Wealth Management represents the Private Client and Asset Management business segments. Oppenheimer Snapshot (as of 12/31/17) Business Mix – 2017 Revenue ($920.3mm) A Preeminent Wealth Manager and Investment Bank Listed NYSE Ticker: OPY Shareholders’ Equity ($mm): $523.9 Market Cap ($mm) – 3/26/18: $345.0 Book Value per Share: $39.55 Tangible Book Value per Share: $26.74 Share Price – 3/26/18: $26.20 2017 Revenue ($mm): $920.3 Employees: 2,992 # of FAs: 1,107 Client Assets under Administration ($bn): $86.9 Assets Under Management ($bn): $28.3 Oppenheimer  is a leading investment bank and full‐service investment firm that provides financial services and advice  to high net worth investors, individuals, businesses and institutions.  Wealth Management Private client services and  asset management solutions  tailored to individuals’ unique  financial objectives Capital Markets Investment banking services  and capital markets products  for institutions and  corporations Wealth  Management(1) $682.6  74% Capital Markets $231.6  25% Corporate/Other $6.1  1%

5 History The Company has successfully built its business upon accretive acquisitions and aims to continue in that tradition Distinguished Heritage: Long History of Successful Acquisitions Fahnestock and Co.  Founded Oppenheimer & Co.  Founded Oppenheimer & Co.  acquired by Mercantile  House Holdings, PLC Fahnestock Viner Holdings  becomes listed on the  NYSE CIBC acquires  Oppenheimer A c q u i s i t i o n s Albert Lowenthal becomes  Chairman & CEO of  E.A. Viner & Co. Buetti Cannon (6 FAs/1 office) Laidlaw Adams & Peck (150 FAs/5 offices) Fahnestock & Co. (250 FAs/25 offices First of Michigan (200  FAs/30 offices) Josephthal & Co. (175 FAs/20 offices) Propp & Co. (6 FAs/1 office) Carolan & Co. (8 FAs/1 office) BUY & Hold (1 office) U.S. Oppenheimer  Private Client Division  and U.S. Oppenheimer  Asset Management  Division from CIBC  (620 FAs, $8.5Bn AUM  and 18 offices) BC Christopher (110 FAs and 10 offices) NY & Foreign Sec (30 FAs and 1 office) WH Newbold’s & Son (125 FAs/11 offices) Reich & Co. (125 FAs/6 offices) Prime Charter (80 FAs/2 offices) CIBC Capital Markets (600 employees, $2Bn  AUA, 12 offices) Fahnestock Viner Holdings  changes name to Oppenheimer  Holdings Inc. Oppenheimer formed  Evanston Financial  Corporation (later  OMHHF) ARS overhang  reduces ability to  do acquisitions 1881 1950 1982 1984 1986 1988 1990 1992 1994 1996 1998 2000 2002 2004 2008 2009‐2017 Financial Crisis Sale of Oppenheimer  Multifamily Housing &  Healthcare Finance Inc.

6 Ownership Institutional (46.6%)(1)  Top 10 institutional holders  (~31.7%) of Class A non‐ voting common stock: – Hotchkis & Wiley Capital Management LLC (~ 7.52%) – Dimensional Fund Advisors LP (~ 4.49%) – BlackRock Fund Advisors (~ 4.08%) – Burgundy Asset Management Ltd. (~ 3.56%) – The Vanguard Group, Inc. (~ 2.66%) – Private Capital Management, Inc. (~ 2.62%)  – Greenwich Wealth Management LLC (~ 2.35%) – Millennium Management LLC (~1.65) – SSgA Funds Management, Inc. (~ 1.47%) – AJO LP (~ 1.30%) Class A Stock – Ownership(1)  For the period from 2015 ‐ 2017, the Company bought  back a total of 1.13 million shares for $19.6 million  – Average price of $17.31 per share (Book Value of  $39.55 at 12/31/17) (1) Holdings are as of 12/31/17 per forms filed as of 3/15/18. (2) Proxy Statement on Schedule 14A  as of 3/23/18. Significant Insider Ownership Committed to Firm’s Long Term Success Corporate BuybacksInsiders(1),(2)  Albert Lowenthal, Chairman/CEO holds: – Class A – 24.2% of non‐voting common stock – Class B – 96.4% of voting common stock Institutional   & Mutual   Fund  Holders 46.6% Insiders 30.5% Retail 22.9%

7 Europe Hong Kong  92 offices in the U.S.  5 international offices  2,992 employees – 1,107 financial advisors – 185+ institutional sales professionals – 30+ senior research analysts Global Footprint US London Hong Kong Tel Aviv Geneva St.  Helier Wealth  Management  Institutional  Equities      Fixed Income      Investment  Banking    Research    Strong Presence in the US and Internationally London, UK St. Helier, Isle of  Jersey Geneva, Switzerland Tel Aviv, Israel Hong Kong Shanghai Beijing AsiaMiddle East

2. Business Segments

9 57.1  61.0  65.9  63.8  66.7  78.5  0 20 40 60 80 100 2012 2013 2014 2015 2016 2017  1,406  1,388  1,324  1,233  1,158  1,107 80.3 84.6 87.3 78.7 77.2 86.9  70  75  80  85  90 2012 2013 2014 2015 2016 2017 Leading Wealth Management Platform Wealth Management Services  Retail services: – Full‐Service Brokerage – Financial Planning – Retirement Services – Research – Corporate & Executive Services – Trust Services – Margin & Securities Lending  Advisory Services: – Investment Policy Design & Implementation – Asset Allocation & Portfolio Construction – Research, Diligence & Manager Selection – Portfolio Monitoring & Reporting  Alternative Asset Management: – Hedge & Fund‐of‐Funds – Private Equity  Clients include:  – High‐net‐worth individuals and families – Corporate executives and businesses – Endowments, charities and pension plans Client Assets Under Administration ($bn) Well recognized brand and one of the few independent, non‐bank broker‐dealers with full service capabilities # of FA’s Client Assets per Financial Advisor ($mm)

10 Wealth Management Metrics 4Q‐17 Distribution of AUM ($28.3bn) OAM Program Descriptions  Alternative Investments: offers accredited and/or qualified investors the  opportunity to participate in range of non‐traditional investment strategies  Consulting: third‐party managed fee‐based programs  OIA (Oppenheimer Investment Advisers): taxable and non‐taxable fixed income  portfolio management  Omega: FA discretionary fee‐based investment management program  PAS (Portfolio Advisory Services): strategic asset allocation program utilizing  mutual funds as investment vehicle  Preference: fee‐based non‐discretionary advisory account  FAM (Fahnestock Asset Management): discretionary and non‐discretionary  investment management services  Alpha: commission‐based investment advisory where selected FAs exercise  investment discretion over client portfolios  OIM (Oppenheimer Investment Management): provides fixed income solutions  to institutional investors Advisory Fees as a Percentage of Wealth Management Advisory Fees and Commissions Increasing Shift to Fee Based Revenue 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% $0 $100 $200 $300 $400 $500 $600 $700 2012 2013 2014 2015 2016 2017 M i l l i o n s Advisory Fees ‐ Asset Management Total Commissions Advisory Fees % of Total Consulting 27% OIA 5% Omega 13%Other 1% PAS 17% Preference 17% FAM 4% Alpha 3% OIM 2% Alternative  Investments 11%

11 Capital Markets Overview Summary  Capital Markets segment includes: – Institutional Equities • Sales & Trading • Equity Research • Corporate Access – Investment Banking • Mergers & Acquisitions • Equity Capital Markets • Debt Capital Markets • Restructuring & Special Situations – Global Fixed Income • Taxable Fixed Income • Non‐Taxable Fixed Income • Pubic Finance Target Markets A leading capital markets business providing sophisticated investment banking, research and trading solutions Breakdown of Revenue 2017 ($231.6mm)  Emerging growth and middle‐market businesses in the  U.S., Europe, Israel and China  Industry Focus: – Business Services – Consumer – Technology, Media & Communications – Healthcare – Transportation & Logistics – Energy $113.1  48% $43.8  19% $73.6  32% Institutional Equities Investment Banking Global Fixed Income

3. Financial Overview

13 2017 Summary Operating Results * Percentage not meaningful. ($in thousands) For the 12‐Months Ended REVENUE 12/31/2017 12/31/2016 % Change Commissions $        336,620  $        377,317  ‐10.8% Advisory fees 320,746  269,119  19.2% Investment banking 78,215  81,011  ‐3.5% Interest 48,498  47,649  1.8% Principal transactions, net 23,273  20,481  13.6% Other 112,986  62,202  81.6% Total revenue 920,338  857,779  7.3% EXPENSES Compensation and related expenses 602,138  584,710  3.0% Non‐Compensation related expenses 298,464  294,961  1.2% Total Expenses 900,602  879,671  2.4% Income (Loss) before income taxes from continuing operations 19,736  (21,892) * Income taxes (2,134) (12,262) ‐82.6% Net income (loss) from continuing operations 21,870  (9,630) * Net income from discontinued operations 1,130  10,121  ‐88.8% Net income (loss) 23,000  491  * Less net income attributable to non‐controlling interest, net of tax 184  1,652  ‐88.9% Net income (loss) attributable to Oppenheimer Holdings Inc. $           22,816  $           (1,161) *

14 Capital Structure Conservative Risk Profile  Straight‐forward balance sheet  Strong capital base  Regulatory Net Capital of $142 million  Regulatory Excess Net Capital of $121.7 million  Level 3 assets represent 4.6% of total assets  (primarily ARS) As of December 31, 2017 ($in thousands) Total Assets: $2,438,517 Stockholders’ Equity: Long‐Term Debt: $523,911 $200,000 Total Capitalization: $723,911 Ratios Equity to Assets: 21.5% Capitalization to Assets: 29.7% Debt to Equity 38.2% Gross Leverage Ratio(1): 4.7x (1) Total Assets divided by Total Shareholders’ Equity. Value‐at‐Risk (VaR) ($in thousands) Conservative risk profile with strong balance sheet 772  806  657  597 658 1,229  690 963 855 852 732 502  ‐  200  400  600  800  1,000  1,200  1,400 1Q‐152Q‐153Q‐154Q‐151Q‐162Q‐163Q‐164Q‐161Q‐172Q‐173Q‐174Q‐17

15 Interest Rate Sensitivity Interest and Fee Revenues ($mm)  Firm’s interest rate sensitive products: – Cash sweep balances – Margin lending – Spread lending (Securities Lending and Repos) – Firm investments (ARS)  FDIC Insured Bank Deposit program had balance of $6.7 billion at 12/31/17  Average customer margin debits were $829.8 million for 2017 Beginning to see the benefit in rising rate environment Interest and Fee Revenues ($mm) $111.4 $89.7 $45.5 $37.7 $33.8 $35.1 $35.5 $37.3 $41.4 $62.8 $108.2 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% $0 $20 $40 $60 $80 $100 $120 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 FDIC Money Market Product Money Fund Sweep Program Margin Interest Fed Funds Target

16 Auction Rate Securities Client ($bn) Company ($mm) *Since year‐end, the ARS principal balance has been reduced by approximately $25 million due to issuer redemptions and tender offers  ARS failed in February 2008 with over $330 billion outstanding in market  Oppenheimer clients held $2.8 billion in February  2008  Settlements with New York Attorney General and Massachusetts Securities Division in February 2010  ARS purchased from clients under regulatory settlements totals $126.7 million through December 31, 2017  ARS purchased from clients under legal settlements and awards totaled $92.9 million through December 31, 2017  Eligible investors for future buybacks under the settlements with the regulators held approximately $25.3 million of ARS as of  December 31, 2017  Commitments to purchase under legal settlements and awards as of December 31, 2017 were $11.0 million  ARS Holdings Client ARS exposure significantly reduced $2.79 $1.30 $0.85 $0.58 $0.30 $0.24 $0.194 $0.167 $0.113 $0.086 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 Feb‐08 2009 2010 2011 2012 2013 2014 2015 2016 2017 $5.3 $4.5 $36.7 $70.4 $77.1 $91.6 $98.6 $92.0 $88.1 $113.9 $0 $20 $40 $60 $80 $100 $120 Feb‐08 2009 2010 2011 2012 2013 2014 2015 2016 2017 *